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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

  Each of the undersigned officers and directors of Microsemi Corporation, does hereby constitute and appoint Philip Frey, Jr. and David R. Sonksen, and either of them separately, the undersigned's true and lawful attorney-in-fact and agent, each with full power of substitution and delegation, for and in the undersigned's name, place and stead, in any and all capacities, to sign the Registration Statement with which this Power of Attorney is filed and any and all amendments or supplements to said Registration Statement, before or after the effectiveness of the Registration Statement, and to file the same, exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and others, granting unto said attorneys-in-fact and agents, and each of them separately, full power and authority to do and perform each and every such act and thing as deemed by the attorney-in-fact or agent necessary or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitutes or delegates, may lawfully do or cause to be done by virtue hereof.

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

    Signature                            Title                                 Date
    ---------                            -----                                 ----
/S/PHILIP FREY, JR.          Chairman of the Board, President              April 9, 2000
---------------------        and Chief Executive Officer
Philip Frey, Jr.             (Principal Executive Officer)

/S/DAVID R. SONKSEN          Vice President--Finance, Chief                April 9, 2000
---------------------        Financial Officer, Secretary and
David R. Sonksen             Treasurer (Principal Financial
                             Officer and Principal Accounting Officer

/S/BRAD DAVIDSON             Director                                      April 10, 2000
---------------------
Brad Davidson

/S/ROBERT B. PHINIZY         Director                                      April 10, 2000
---------------------
Robert B. Phinizy

/S/JOSEPH M. SCHEER          Director                                      April 12, 2000
---------------------
Joseph M. Scheer

/S/MARTIN H. JURICK          Director                                      April 12, 2000
---------------------
Martin H. Jurick

/S/ H.K. DESAI               Director                                      April 12, 2000
---------------------
H.K. Desai

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